Fees Summary	Apr. 26, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 92,061,830.00
Previously Paid Amount	7,672.22
Total Fee Amount	12,713.74
Total Offset Amount	0.00
Net Fee	$ 5,041.52